POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby
constitutes and appoints each of Thomas L. Cronan III, Elizabeth
Frensilli, and Megan Buckley, individually, as the
undersigneds true and lawful attorney-in-fact to:

(1) prepare and execute for and on behalf of the undersigned, in the undersigneds capacity as an officer and/or director
of Redback Networks Inc. (the Company), Forms 3, 4 and 5
in accordance with Section 16(a) of the Securities and Exchange
Act of 1934 and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete
and execute any such Form 3, 4 or 5, complete and execute
any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and
any stock exchange or similar authority; and

(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally
required by, the undersigned, it being understood that the
documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in
such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-facts discretion.

The undersigned hereby grants to each such attorney-in-fact
full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-facts substitute or
substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.
The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the
undersigned responsibilities to comply with Section 16
of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and
effect until the undersigned is no longer required to
file Forms 3, 4 or 5 with respect to the undersigneds
holdings of and transactions in securities issued by the
Company, unless earlier revoked by the undersigned in a
signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power
of Attorney to be executed as of this 11th day of May, 2006.

Signature: /s/ Georges Antoun
Print Name:  Georges Antoun